FIRST AMENDMENT, WAIVER, CONSENT AND RELEASE TO LOAN DOCUMENTS

FIRST AMENDMENT, WAIVER, CONSENT AND RELEASE TO LOAN DOCUMENTS, dated as of December 10, 2008 (this “Amendment”), to the Loan Documents referred to below, by and among MMC CHULA VISTA II LLC, a Delaware limited liability company (“Chula Vista Borrower”), MMC ESCONDIDO II LLC, a Delaware limited liability company (“Escondido Borrower” and together with the Chula Vista Borrower, collectively “Borrowers” and individually each a “Borrower”), MMC ENERGY, INC., a Delaware corporation (“Parent”), the lenders signatory hereto (the “Lenders”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), as administrative agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrowers, Parent, Administrative Agent and the Lenders are parties to that certain Loan and Security Agreement, dated as of June 30, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Parent and Wellhead Electric Equipment, LLC, a Delaware limited liability company (“Wellhead”) have entered into that certain Membership Interest Purchase Agreement (the “Escondido Membership Interest Purchase Agreement”), dated November 26, 2008 pursuant to which Parent has agreed to sell to Wellhead, and Wellhead has agreed to purchase from Parent, on the terms and conditions contained therein (including the execution and delivery of this Amendment) all of Parent’s right, title and interest in and to 100% of the membership interests in the Escondido Borrower (the “Escondido Borrower Sale”);

WHEREAS, the Credit Parties have requested that Administrative Agent and Lenders (a) consent to the Escondido Borrower Sale, (b) release the Escondido Borrower from all of its Obligations under the Loan Agreement and the other Loan Documents, and (c) release all Liens held by Administrative Agent to secure the Obligations on the property and assets the Escondido Borrower and on the Stock of the Escondido Borrower owned by Parent and being sold to Wellhead under the Escondido Membership Interest Purchase Agreement, and Administrative Agent and Lenders have agreed to the foregoing consents and releases, each in the manner, and on the terms and conditions provided for herein; and

WHEREAS, the Credit Parties have requested, and Administrative Agent and Lenders have agreed, to waive a certain default under the Loan Agreement and amend the Loan Documents, each in the manner, and on the terms and conditions, provided for herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms not otherwise defined herein, including in the recitals, shall have the meanings ascribed to them in the Loan Agreement.

2.           Waiver.  Administrative Agent and Lenders hereby waive as of the First Amendment Effective Date (as defined below) a Default under Section 11.1(b) of the Loan Agreement  resulting solely from the Parent’s failure to comply with Section 5.1(c) of the Guaranty as a result of Parent’s execution and delivery of the Escondido Membership Interest Purchase Agreement.

3.           Consent and Releases relating to the Escondido Borrower Sale.

(a)          Consent.  Notwithstanding anything to the contrary contained in the Loan Agreement or in any other Loan Document, as of the First Amendment Effective Date, Administrative Agent and Lenders hereby consent to the Escondido Borrower Sale.

(b)         Release of the Escondido Borrower and Liens.  As of the First Amendment Effective Date, the Administrative Agent and Lenders agree and acknowledge that:

(i)         The Escondido Borrower shall cease to be a Borrower and Credit Party under the Loan Agreement and the other Loan Documents and all outstanding indebtedness (including, without limitation, for principal, interest and fees and expenses of any nature) and other Obligations of the Escondido Borrower under or relating to the Loan Documents shall be paid and satisfied in full and irrevocably discharged, terminated and released.  Notwithstanding the foregoing, the obligations and liabilities of the Escondido Borrower to Lenders and Administrative Agent under or in respect of the Loan Documents insofar as such obligations and liabilities survive termination of the Loan Documents shall continue in full force and effect in accordance with their terms.

(ii)         All security interests and other Liens granted to or held by Administrative Agent for the benefit of the Secured Parties as security for the Obligations under the Loan Documents in (A) any property and assets of the Escondido Borrower, and (B) any limited liability company membership interests of the Escondido Borrower held by Parent (the “Escondido Membership Interests”) shall be forever and irrevocably satisfied, released and discharged.

(iii)       Each of the Escondido Assignment of Purchase Agreement and the Power of Attorney executed and delivered by the Escondido Borrower to the Administrative Agent (the “Escondido Power of Attorney”) shall terminate and be of no further force or effect.  The Administrative Agent represents that it has been unable to find the original executed Escondido Power of Attorney and believes that the Escondido Power of Attorney has been destroyed.

(iv)       The Administrative Agent agrees to deliver on the First Amendment Effective Date and after the receipt of each of the Administrative Agent Payment Amount and the Counsel Payment Amount pursuant to Section 12(f) of this Amendment to the Parent and Escondido Borrower, as applicable, or their counsel, (A) the certificate for the Escondido Membership Interests and the related transfer power, (B) a UCC-3 termination statement executed by it releasing Administrative Agent’s liens and security interests in all of the assets and property of the Escondido Borrower, (C) a UCC-3 amendment statement releasing Administrative Agent’s liens and security interests in the Escondido Pledged Interest (as defined in the Guaranty), and (D) the Note executed and delivered by the Escondido Borrower and the Chula Vista Borrower to the Administrative Agent on the Closing Date.  The Credit Parties acknowledge that Administrative Agent’s execution of and/or delivery of any documents releasing any security interest is made without recourse, representation, warranty or other assurance of any kind by Administrative Agent as to Administrative Agent’s rights in any collateral security for amounts owing under the Loan Documents, the condition or value of any Collateral, or any other matter.

4.           Amendments to Loan Documents.  The Loan Documents are hereby amended as of the First Amendment Effective Date as follows:

(a)          Omnibus Amendments to the Loan Documents.  Each reference in the Loan Documents to “Borrowers”, “the Borrowers”, “each Borrower”, “any Borrower”, “a Borrower”, “applicable Borrower” and “the Chula Vista Borrower” is hereby amended to refer to “Borrower” (as defined herein after giving effect to this Amendment). Each reference in the Loan Agreement to “Projects” is hereby amended to refer to “Project” (as defined herein after giving effect to this Amendment).  Each reference in the Loan Agreement to “Purchase Agreements” is hereby amended to refer to “Purchase Agreement” (as defined herein after giving effect to this Amendment).  Each reference in the Loan Agreement to “the Escondido Assignment of Purchase Agreement”, “the Escondido Borrower”, “the Escondido Equipment”, “the Escondido Equity Contribution”, “the Escondido Project”, “the Escondido Purchase Agreement”, “the Escondido Seller Acknowledgement of Assignment”, “the Escondido Turbine”, the “Escondido Pledged Collateral” and the “Escondido Pledged Interests” is hereby deleted in its entirety.

(b)         Amendments to Section 1.1 of the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended as follows:

(i)         Each of the following definitions is hereby amended and restated in its entirety as follows:

“‘Applicable Margin’ means, with respect to Delayed Draw Term Loans, (i) 4.25% per annum for Base Rate Loans and (ii) 6.00% per annum for Eurodollar Rate Loans.

‘Base Rate’ means, at any time, a rate per annum equal to the highest of (a) the rate last quoted by The Wall Street Journal as the “base rate on corporate loans posted by at least 75% of the nation’s largest banks” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by Administrative Agent) or any similar release by the Federal Reserve Board (as determined by Administrative Agent), (b) the sum of 0.50% per annum plus the Federal Funds Rate, and (c) the sum of  the Eurodollar Rate, for a Eurodollar for an Interest Period commencing on such day as determined by the Administrative Agent on such day, plus 1.50% per annum.  Each change in any interest rate provided for in this Agreement based upon the Base Rate shall take effect at the time of such change in the applicable rate referenced to in clause (a), (b) or (c) above.

‘Delayed Draw Term Loan Commitment’ means, with respect to each Lender, the commitment of such Lender to make Delayed Draw Term Loans, which commitment is in the percentage of the Delayed Draw Term Loan Commitment set forth under such Lender’s name on Schedule I under the caption “Commitment Percentage”, as amended to reflect Assignments and as such amount may be reduced pursuant to this Agreement (including Section 2.1(a)).  The aggregate amount of the Delayed Draw Term Loan Commitments as of the First Amendment Effective Date equals $10,217,500.

‘Equipment’ means the Chula Vista Equipment.”

(ii)         The following definitions are hereby added in appropriate alphabetical order:

“‘Borrower’ means MMC Chula Vista II LLC, a Delaware limited liability company.

‘First Amendment Effective Date’ means December 10, 2008.

‘Project’ means the Chula Vista Project.

‘Purchase Agreement’ means the Chula Vista Purchase Agreement.”

(iii)       The following definitions are hereby deleted in their entirety: “Borrowers”, “Escondido Assignment of Purchase Agreement”, “Escondido Borrower”, “Escondido Equipment”, “Escondido Equity Contribution”, “Escondido Project”, “Escondido Purchase Agreement”, “Escondido Seller Acknowledgement of Assignment”, “Escondido Turbine”, “Line Amount”, “Prepayment Fee”, “Projects”, and “Purchase Agreements”.

(c)         Amendment to Section 2.1(a) of the Loan Agreement.  The first sentence of Section 2.1(a) of the Loan Agreement is hereby amended to delete the proviso at the end thereof.

(d)         Amendment to Section 2.5(d) of the Loan Agreement.  Section 2.5(d) of the Loan Agreement is hereby amended to delete the last sentence at the end thereof.

(e)         Amendment to Section 2.8 of the Loan Agreement.  Section 2.8 of the Loan Agreement is hereby amended by (i) deleting clause (b) therein in its entirety and (ii) renaming clause (c) therein to clause (b).

(f)          Amendment to Section 2.15 of the Loan Agreement.  Section 2.15 of the Loan Agreement is hereby deleted in its entirety.

(g)         Amendment to Section 3.2(c) of the Loan Agreement.  Section 3.2(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(c)       Equity Contribution.  The Chula Vista Equity Contribution shall have been made and the Administrative Agent shall have received satisfactory evidence that the Borrower has paid to the Seller and the Seller has received the proceeds of the Chula Vista Equity Contribution in payment of a portion of the purchase price of the Chula Vista Equipment under the Chula Vista Purchase Agreement.”

(h)         Amendment to Schedules and Exhibits to the Loan Agreement.  Each of Schedule I, Exhibit A, Exhibit E and Exhibit F to the Loan Agreement is deleted in its entirety and replaced with the corresponding Schedule or Exhibit attached to this Amendment as Annex II.

(i)           Amendments to the Guaranty.

(i)         Section 3.2 of the Guaranty is hereby amended by amending and restating Section 3.2 in its entirety as follows:

“Section 3.2                                [Intentionally Omitted]”.

(ii)        The Acknowledgment and Consent executed by the Escondido Borrower in connection with the Parent’s pledge of the Escondido Membership Interests under the Guaranty is hereby deleted in its entirety and of no further force and effect.

(iii)       Schedules I and II to the Guaranty are deleted in their entirety and replaced with Schedules I and II attached to this Amendment as Annex III.

5.           Representations and Warranties.  To induce the Administrative Agent and Lenders to enter into this Amendment, each of the Borrowers and the other Credit Parties hereby, jointly and severally, represent and warrant that:

(a)          The execution, delivery and performance of this Amendment and the performance of the Loan Agreement as amended by this Amendment (the “Amended Loan Agreement”) by each Credit Party which is a party thereto: (i) are within such Credit Party’s organizational power; (ii) have been duly authorized by all necessary or proper organizational action; (iii) do not contravene any provision of any Credit Party’s charter or bylaws or other constituent documents; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, or other material agreement or other instrument to which any Credit Party is a party or by which such Credit Party or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of any Credit Party other than those in favor of Administrative Agent on behalf of itself and the Lenders pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person;

(b)         This Amendment has been duly executed and delivered by or on behalf of each Credit Party;

(c)          Each of this Amendment, the Amended Loan Agreement and the other Loan Documents constitutes a legal, valid and binding obligation of each Credit Party which is a party thereto enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d)         No Default has occurred and is continuing after giving effect to this Amendment;

(e)          No Litigation is pending or, to the knowledge of any Borrower, threatened by or against any Borrower or against any Borrower’s properties or revenues;

(f)           The Escondido Membership Interest Purchase Agreement and the Escrow Agreement (as defined therein) represent the entire agreement and understanding between the parties thereto with respect to the subject matter thereof and there are no other agreements or understandings, oral or written, with respect to such subject matter.  As of the First Amendment Effective Date, Parent has delivered to the Administrative Agent a true, complete and accurate copy of the Escondido Membership Interest Purchase Agreement and all Schedules and Exhibits thereto; and

(g)         After giving effect to this Amendment, the representations and warranties of the Credit Parties contained in the Amended Loan Agreement and each other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date.

6.           No Other Amendments, Consents, Waivers, Releases.

(a)          The Loan Agreement and the other Loan Documents shall continue to be in full force and effect in accordance with their respective terms and, except as expressly provided herein, shall be unmodified.  In addition, except as expressly provided herein, this Amendment shall not be deemed an amendment, consent or waiver of any term or condition of any Loan Document or a forbearance by Administrative Agent or Lenders with respect to any right or remedy which Administrative Agent or Lenders may now or in the future have under the Loan Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which Administrative Agent or Lenders may now have or may have in the future under or in connection with any Loan Document or under or in connection with any Default or Event of Default which may now exist or which may occur after the date hereof.

(b)         This Amendment shall constitute a Loan Document.  The occurrence of any one or more of the following events shall constitute an immediate Event of Default hereunder and under the other Loan Documents: (i) any representation or warranty made by the Credit Parties in this Amendment shall be untrue or incorrect as of the date made or deemed made, and (ii) breach by any Credit Party of any covenant or agreement in this Amendment.

7.           Covenants.  Chula Vista Borrower and Parent hereby covenant and agree that (a) from the First Amendment Effective Date until the Termination Date, neither Chula Vista Borrower nor Parent shall enter into or permit to exist any agreement or other Contractual Obligation of Parent or Chula Vista Borrower to sell or otherwise transfer all or any portion of the Stock of the Chula Vista Borrower or assets of the Chula Vista Borrower to any Person without the prior written consent of the Administrative Agent.  The Administrative Agent shall use commercially reasonable efforts to communicate to the Credit Parties whether it intends to grant such consent within 15 Business Days of its receipt of a written request for such consent, in detail satisfactory to the Administrative Agent, and (b) on or before the first day following the First Amendment Effective Date, the Chula Vista Borrower shall deliver to the Administrative Agent an original Power of Attorney, executed by the Chula Vista Borrower and duly notarized to replace the Power of Attorney executed and delivered by the Chula Vista Borrower to the Administrative Agent on the Closing Date, which Administrative Agent is unable to locate.

8.           Affirmation of Obligations.  Chula Vista Borrower hereby acknowledges, agrees and affirms that as of the First Amendment Effective Date (a) it shall be the sole Borrower under the Loan Agreement and the other Loan Documents and each reference to joint and several obligations of the Borrowers shall be the sole obligation of the Chula Vista Borrower and it assumes all Obligations of the Escondido Borrower under the Loan Documents, (b) its obligations under the Loan Agreement and the other Loan Documents, as modified hereby, (c) the grant of the security interest in all of its assets pursuant to the Loan Documents and (d) that such liens and security interests created and granted are valid and continuing and secure the Obligations in accordance with the terms thereof.  Parent hereby acknowledges, agrees and affirms (a) its obligations under the Loan Agreement and the other Loan Documents, including, without limitation, its guaranty obligations thereunder, (b) that such guaranty shall apply to the Obligations in accordance with the terms thereof, (c) the grant of the security interest in all of its assets pursuant to the Loan Documents and (d) that such liens and security interests created and granted are valid and continuing and secure the Obligations in accordance with the terms thereof.

9.           Termination of Loan Commitments to Escondido Borrower. The Credit Parties hereby confirm that as of the First Amendment Effective Date, the commitments of Lenders and Administrative Agent to make Loans or other extensions of credit under the Loan Documents to the Escondido Borrower are terminated and none of Lenders or Administrative Agent shall have any further obligation to make Loans or other extensions of credit to the Escondido Borrower.

10.         Outstanding Indebtedness; Waiver of Claims.  The Credit Parties hereby acknowledge and agree that the amounts set forth on Annex I hereto are Obligations payable under the Loan Agreement and such amounts are payable pursuant to the Loan Agreement without defense, offset, withholding, counterclaim or deduction of any kind.  The Credit Parties each hereby waive, release, remise and forever discharge Administrative Agent, Lenders and each other Indemnitee from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Loan Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which any Credit Party ever had, now has or might hereafter have against Administrative Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Administrative Agent, Lenders or any other Indemnitee on or prior to the First Amendment Effective Date.

11.         Expenses.  Borrowers and the other Credit Parties hereby reconfirm their respective obligations pursuant to Sections 2.8 and 13.3 of the Loan Agreement and pursuant to the Fee Letter, to pay and reimburse Administrative Agent and the Lenders for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

12.         Effectiveness.  This Amendment shall become effective only upon satisfaction in full in the judgment of the Administrative Agent of each of the following conditions on or prior to December 10, 2008 (the “First Amendment Effective Date”):

(a)         Amendment.  The Administrative Agent shall have received four (4) copies of this Amendment duly executed and delivered by the Administrative Agent, the Lenders, the Borrowers and the Parent.

(b)         Representations and Warranties.  The representations and warranties of or on behalf of the Credit Parties in this Amendment shall be true and correct on and as of the First Amendment Effective Date.

(c)         Resolutions.  The Administrative Agent shall have received resolutions of each Credit Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment.

(d)         Escondido Membership Interest Purchase Agreement.  The Administrative Agent shall have received a true, complete and accurate copy of the Escondido Membership Interest Purchase Agreement, which shall be in form and substance satisfactory to the Administrative Agent.

(e)         Amended and Restated Note.  The Administrative Agent shall have received a Note for the account of GE Capital as Lender in exchange for the existing Note delivered to GE Capital as Lender on the Closing Date, duly executed by the Chula Vista Borrower and conforming to the requirements for such Note contained in Section 2.11(e) of the Loan Agreement.

(f)          Payments.  (i) The Administrative Agent shall have received a federal funds wire transfer in the account listed below, no later than 11:00 a.m. (New York time) on the date of payment in the amount of $9,049,078.71 (the “Administrative Agent Payment Amount”), which amount shall be applied to the Obligations of the Credit Parties listed in more detail on Annex I to this Amendment, including without limitation, the following as of the First Amendment Effective Date: (A) the prepayment in full of the principal of and all accrued and unpaid interest on all of the Borrowers’ outstanding Loans under the Loan Agreement, (B) the payment of the accrued and unpaid Unused Delayed Draw Term Loan Commitment Fee payable by the Borrowers under Section 2.8(a) of the Loan Agreement, (C) the payment of the Prepayment Fees payable by the Borrowers under Section 2.8(b) of the Loan Agreement in connection with the prepayment referred to in clause (i) above, and (D) the payment in full of all unpaid expenses payable by the Borrowers under the Loan Agreement (except the Counsel Payment Amount (as defined below)).

The Administrative Agent Payment Amount referred to in this clause (f)(i), should be sent by federal funds wire transfer to account number 50278772 in the name of GECC EFS-T&I Depository Account, Deutsche Bank Trust Company Americas, New York, New York, ABA number 021-001-033, Reference: EF22385- MMC CHULA.

(ii) Paul, Hastings, Janofsky & Walker LLP, counsel to the Administrative Agent shall have received a federal funds wire transfer in the account listed below, no later than 11:00 a.m. (New York time) on the date of payment in the amount of $38,947.36 (the “Counsel Payment Amount”) in payment of unpaid fees and expenses of Administrative Agent’s counsel payable by the Borrowers under the Loan Agreement.

The Counsel Payment Amount referred to in this clause (f)(ii), should be sent by federal funds wire transfer to account number 14599-04796 in the name of Paul, Hastings, Janofsky & Walker LLP, Bank of America, 100 West 33rd Street, New York, New York, 10001, ABA number: 0260-0959-3, CHIPS Address: 0959, Swift Code#: BOFAUS3N, Reference: 56706.00040 - MMC Chula Vista II.

13.         GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

14.         Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  This Amendment may be executed and delivered by telecopier or other method of electronic transmission with the same force and effect as if it were a manually executed and delivered counterpart.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

CHULA VISTA BORROWER

MMC CHULA VISTA II LLC

By: MMC Energy, Inc., its sole Member

By:	/s/ Denis Gagnon
Name:	Denis Gagnon
Title:	CFO

ESCONDIDO BORROWER

MMC ESCONDIDO II LLC

By: MMC Energy, Inc., its sole Member

By:	/s/ Denis Gagnon
Name:	Denis Gagnon
Title:	CFO

PARENT

MMC ENERGY, INC.

By:	/s/ Denis Gagnon
Name:	Denis Gagnon
Title:	CFO

ADMINISTRATIVE AGENT

GENERAL ELECTRIC CAPITAL
CORPORATION

By: /s/ Randall F. Hornick

Duly Authorized Signatory

LENDERS

GENERAL ELECTRIC CAPITAL
CORPORATION

By:	/s/ Randall F. Hornick
Duly Authorized Signatory

Annex I – Administrative Agent Payment Amount

1.	Prepayment of outstanding Delayed Draw Term Loans:	$8,574,019.30
2.	Prepayment Fee (3% of terminated Delayed Draw Term Loan Commitment):	$458,475.00
3.	Interest Payment as of 12/10/08:	$14,468.66
4.	Unused Delayed Draw Term Loan Commitment Fee (from 12/01/08 to 12/10/08):	$2,115.75

	TOTAL:	$9,049,078.71

Annex II – Schedule I, Exhibit A, Exhibit E and Exhibit F Replacements

SCHEDULE I

ADMINISTRATIVE AGENT’S, LENDERS’ AND BORROWERS’ ADDRESSES FOR NOTICES

Administrative Agent’s Address

Name:	General Electric Capital Corporation
Address:	120 Long Ridge Road Stamford, Connecticut 06927
Attn:	Mr. Osvaldo Rubio, EFS Account Manager
Telephone:	(203) 961-5321
Facsimile:	(513) 204-3798

with a copy to:	Paul, Hastings, Janofsky & Walker LLP 75 East 55th Street New York, New York, 10022 Attention: Mario J. Ippolito Telecopier No.: (212) 230-7848 Telephone No.: (212) 318-6420

Lenders’ Addresses:

Name:	General Electric Capital Corporation
Address:	120 Long Ridge Road Stamford, Connecticut 06927
Attn:	Mr. Osvaldo Rubio, EFS Account Manager
Telephone:	(203) 961-5321
Facsimile:	(513) 204-3798
Delayed Draw Term Loan Commitment Percentage:	100%

Borrower’s Address:

Name:	MMC Chula Vista II LLC
Address:	26 Broadway, Suite 960 New York, NY 10004
Attn:	Dennis Gagnon
Telephone:	(212) 785-5478
Facsimile:	(212) 785-7640

With a copy to:	DLA Piper US LLP 1251 Avenue of the Americas New York, New York, 10020 Attention: Dean Colucci Telecopier No.: (212) 884-8494 Telephone No.: (212) 335-4794

EXHIBIT A

NOTICE OF DELAYED DRAW TERM LOAN

__________, 200__

General Electric Capital Corporation., as Administrative Agent
120 Long Ridge Road
Stamford, Connecticut 06927
Attention: Mr. Osvaldo Rubio, EFS Account Manager

Re:	MMC Chula Vista II LLC

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement (as amended, modified, supplemented, renewed or restated from time to time, the “Loan Agreement”; capitalized terms used but not defined herein have the meanings given them in the Agreement) dated as of June 30, 2008, by and among MMC Chula Vista II LLC, a Delaware limited liability company (the “Borrower”), the other Credit Parties signatory thereto, each of the financial institutions a signatory thereto, from time to time, together with their successors and assignees (the “Lenders”), as lenders, and General Electric Capital Corporation., a Delaware corporation, as administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

The Borrower hereby gives you notice that the Borrower hereby requests the borrowing of a Delayed Draw Term Loan under Article 2 of the Loan Agreement and in connection therewith, sets forth the information related to such borrowing:

(i)	The aggregate principal amount of the Delayed Draw Term Loan is $[______] (the “Borrowing”)

(ii)	The Delayed Draw Term Loan is requested to be made on [______ __, 200__] (the “Borrowing Date”).

[(iii)[1]
The Borrowing is requested to pay the attached invoices received by the Borrower from Seller under Section 5.1 of the Chula Vista Purchase Agreement for payments required to be made in accordance with the payment schedule set forth in Attachment 3 to the Chula Vista Purchase Agreement.  Borrower hereby directs that the proceeds of the Borrowing be sent directly by Administrative Agent to the Seller for application to Borrower’s obligations under the Chula Vista Purchase by wire transfer as follows:

[Insert Seller’s bank account information]]

[(iii)[1]
The Borrowing is requested to repay Parent Advances, the proceeds of which have been used by the Borrower solely to pay the attached invoices received by the Borrower from Seller under Section 5.1 of the Chula Vista Purchase Agreement for the payments required to be made in accordance with the payment schedule set forth in Attachment 3 to the Chula Vista Purchase Agreement (other than the initial 45% of such payments).  Attached hereto is correspondence from the Seller confirming that such invoices have been paid.  Borrower hereby directs that the proceeds of the Borrowing be sent by the Administrative Agent to the Parent in repayment of such Parent Advances by wire transfer as follows:

1 Insert appropriate clause (iii).

[Insert Parent’s bank account information]]

The undersigned hereby certifies that (i) all of the statements contained in Section 3.2 of the Loan Agreement are true and correct on the date hereof, and will be true and correct on the Borrowing Date, before and after giving effect thereto and the application of the proceeds of the requested Delayed Draw Term Loan and (ii) the proceeds of the requested Delayed Draw Term Loan will be used as set forth in clause (iii) above.

IN WITNESS WHEREOF, The Borrower has executed this Notice by its duly authorized member as of the date first written above.

BORROWER

MMC CHULA VISTA II LLC

By: MMC Energy, Inc., its sole Member

By:
Name:
Title:

EXHIBIT E

FORM OF NOTE

LENDER:  [NAME OF LENDER]   NEW YORK, NEW YORK
PRINCIPAL AMOUNT: $_______	___________, 20__

FOR VALUE RECEIVED, the undersigned, MMC Chula Vista II LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to the order of the Lender set forth above (the “Lender”) the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of all Delayed Draw Term Loans (as defined in the Loan Agreement referred to below) of the Lender to the Borrower, payable at such times and in such amounts as are specified in the Loan Agreement.

The Borrower promises to pay interest on the unpaid principal amount of the Delayed Draw Term Loans from the date made until such principal amount is paid in full, payable at such times and at such interest rates as are specified in the Loan Agreement.  Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower.

Both principal and interest are payable in Dollars to General Electric Capital Corporation, as Administrative Agent, at 120 Long Ridge Road, Stamford Connecticut  06927, in immediately available funds.

This Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan and Security Agreement, dated as of June 30, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among the Borrower, the other Credit Parties party thereto, the Lenders party thereto from time to time and General Electric Capital Corporation, as administrative agent for the Lenders.  Capitalized terms used herein without definition are used as defined in the Loan Agreement.

The Loan Agreement, among other things, (a) provides for the making of Delayed Draw Term Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the Borrower resulting from such Delayed Draw Term Loans being evidenced by this Note and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein.

This Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Loan Agreement, including Sections 1.4, 13.14(a) and 13.15 thereof.

This Note is a registered obligation, transferable only upon notation in the Register, and no assignment hereof shall be effective until recorded therein.

This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Signature Pages Follow]

In witness whereof, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

MMC CHULA VISTA II LLC

By: MMC Energy, Inc., its sole Member

By:
Name:
Title:

EXHIBIT F

FORM OF NOTICE OF CONVERSION OR CONTINUATION

GENERAL ELECTRIC CAPITAL CORPORATION

as Administrative Agent under the

Loan Agreement referred to below

_________ __, 20__

Attention:

Re:	MMC Chula Vista II LLC (the “Borrower”)

Reference is made to the Loan and Security Agreement, dated as of June 30, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among the Borrower, the lenders from time to time party thereto, General Electric Capital Corporation, as administrative agent, and the other parties thereto.  Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.

The Borrower hereby gives you irrevocable notice, pursuant to Section 2.7(e)(ii) of the Loan Agreement of its request for the following:

E.           a continuation, on ________, ____, as Eurodollar Rate Loans having an Interest Period of 3 months of [a] Delayed Draw Term Loan[s] in [the] [an aggregate] outstanding principal amount of $____________ having an Interest Period ending on the proposed date for such continuation;
F.           a conversion, on ________, ____, to Eurodollar Rate Loans having an Interest Period of 3 months of [a] Delayed Draw Term Loan[s] in [the] [an aggregate] outstanding principal amount of $____________; and
G.           a conversion, on ________, ____, to Base Rate Loans, of [a] Delayed Draw Term Loan[s] in [the] [an aggregate] outstanding principal amount of $____________.

In connection herewith, the undersigned hereby certifies that no Default is continuing on the date hereof, both before and after giving effect to any Loan to be made on or before any date for any proposed conversion or continuation set forth above.

MMC CHULA VISTA II LLC

By: MMC Energy, Inc., its sole Member

By:
Name:	Denis Gagnon
Title:	Chief Financial Officer

Annex III – Schedules I and II to the Guaranty Replacements

SCHEDULE I

PLEDGED INTERESTS

Pledgor	Pledged Entities	Description of Pledged Interest and Operating Agreement	Cert. No.(s)	Number of Interests	% of Outstanding Interests
MMC Energy, Inc.	MMC Chula Vista II LLC	Membership Interest	1	1	100%

SCHEDULE II

LOCATIONS; CORPORATE OR OTHER NAMES

Borrower

A.  Official Legal Name: MMC Chula Vista II LLC

B.  Type of Entity (corporation, partnership, etc.): Limited liability company

C.  Organization Identification Number:                   4491832

D.  State of Organization or Incorporation:              Delaware

E.  Location of chief executive office, corporate offices, warehouses and other locations of Collateral and locations of records with respect to Collateral:  26 Broadway, Suite 960 New York, NY 10004

F.  Prior legal or trades names of the Borrower during past 5 years:       N/A